UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 27, 2007

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

NEVADA	23-3100268
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3 Bala Plaza East, Suite 117
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant's telephone number, including area code

________________________________________________
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2007, Skinny Nutritional Corp. (the “Registrant”) entered into a Marketing and Distribution Agreement (the “Agreement”) with Geltech Sales, LLC (“Geltech”) for the national distribution of the Registrant’s Skinny-branded products. The initial term of the Agreement is three years, and it is renewable in one-year increments. Under the Agreement, Geltech agreed to solicit orders for the Registrant’s products through its distribution channels, which includes mass merchandisers, supermarkets, convenience stores, mass drug stores, as well as establishing distribution agreements with local, regional, and national direct store delivery (DSD) companies. The Agreement is exclusive subject to certain contractually-specified exceptions.
Either party may terminate the Agreement upon written notice if the other party is in material breach of any provision thereof, subject to applicable cure periods. Moreover, the Registrant may elect to terminate the Agreement if Geltech fails to meet its performance obligations or terminate the Agreement without cause upon sixty (60) days prior written notice.

In consideration for Geltech’s services, the Registrant agreed to pay Geltech a commission based on the quantity of product sold through its network and agreed to issue to Geltech, or its designees, an aggregate of 1,500,000 common stock purchase warrants. The warrants are exercisable for a seven year period at a price of $0.24 per share. The Registrant will have the right to redeem up to 750,000 of the warrants in the event that Geltech does not satisfy the required performance metrics.

The foregoing summary is qualified in its entirety by reference to the Agreement, which will be attached as an exhibit to the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. On March 1, 2007, the Registrant issued a press release announcing that it has entered into the Agreement, a copy of which is annexed to this Report on Form 8-K as Exhibit 99.1.

Item 3.02	Unregistered Sale of Equity Securities

To the extent required to be disclosed pursuant to this Item 3.02, the information disclosed in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition to the issuance of the warrants disclosed in response to Item 1.01 of this Current Report on Form 8-K, on February 27, 2007, the Registrant issued an additional total of 300,000 warrants to two consultants in consideration of the services rendered by such persons in connection with the negotiation and execution of the Agreement.

The issuance of these securities were deemed to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the Securities Act of 1933 as transactions by an issuer not involving any public offering as the recipient acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof and the securities were issued without general solicitation or advertising.

Item 9.01	Financial Statements And Exhibits

(c)	Exhibit

The following exhibit is filed or furnished herewith:

99.1	Press Release dated March 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Donald J. McDonald
Name: Donald J. McDonald
Title: Chief Executive Officer
Date: March 1, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 1, 2007